SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 16, 1998



                             Opal Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                  33-18834-LA
                               -----------------
                              (Commission Number)


          Nevada                                                87-0306464
----------------------------                              ----------------------
(State or other jurisdiction)                                (I.R.S. Employer
     of incorporation)                                    Identification Number)


         Suite 4704 Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-852-2541-1999
                            -----------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a)   Resignation of Independent Accounting Firm

               (i) H. J. Swartz & Company, P.A. (the "principal accountants"), the independent accounting firm which audited the financial statements of the Registrant during fiscal year 1996, resigned as the Company's principal accountants on January 16, 1998 in response to the Company's request.

               (ii) None of the principal accountant's reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

               (iii)    Not applicable.

               (iv) During the preceding two years and any subsequent interim period preceding their dismissal, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

               (v) None of the kinds of events listed in paragraph (a)(1)(v)(A) through (D) of Regulation S-K Item 304 occurred during the two most recent fiscal years and any subsequent interim periods.

         (b)   Engagement of New Independent Accountants

               On January 16, 1998, the registrant's board of directors formally engaged Arthur Andersen & Co. as its new principal accountants (the "new accounting firm") to audit the registrant's financial statements.

               The registrant, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

                    16.1 Letter from H. J. Swartz & Company,  P.A. re. change in certifying accountant

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the
undersigned   hereunto   duly   authorized.


                              OPAL   TECHNOLOGIES,    INC.

                              /s/
                              ----------------------------
                              By: John Koon
                                  President

Date: February __, 1998